UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 3, 2006

OREGON STEEL MILLS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9887	94-0506370

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 S.W. Broadway, Suite 2200; Portland, Oregon		97205

(Address of principal executive offices)		(Zip code)

(503) 223-9228

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 8 – Other Events

Item 8.01 Other Events

On March 3, 2006, the Company announced an agreement with ShawCor Ltd. to provide coating services at its pipe mill in Portland, Oregon.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(c)   Exhibits

Exhibit Number	Description

99.1	Oregon Steel Mills, Inc. Company Press Release dated March 3, 2006, announcing an agreement with ShawCor Ltd. to provide coating services at its pipe mill in Portland, Oregon..

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OREGON STEEL MILLS, INC.

(Registrant)

Date: March 3, 2006	By:	/s/ Robin A. Gantt

Robin A. Gantt
Corporate Controller
(Principal Accounting Officer)